                               SECOND AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of June 30, 1997, by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Texas Commerce Bank National Association, a national banking association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").


                                    RECITALS:

     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement as amended); and

     WHEREAS, the First Amended and Restated Credit Agreement was amended by First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 1996, and pursuant to Article I thereof, the Termination Date was extended to December 31, 1999, by notice from the Company dated April 25, 1997, and written concurrence by the Banks dated April 30, 1997; and

     WHEREAS, the Company has requested that Sections 7.6 and 7.13 of the Credit Agreement be amended as set forth below; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                               A G R E E M E N T:

     1. AMENDMENT TO SECTION 7.6. Section 7.6 is hereby amended in its entirety to read as follows:

          7.6 FIXED CHARGE REQUIREMENT. Permit the ratio of Operating Cash Flow to Fixed Charges for the prior twelve (12) months, as measured at the end of each fiscal quarter, to be or become less than 1.10 to 1.0, except for the fiscal quarters ending June 30, 1997, and September 30, 1997, at which time the ratio shall not be or become less than 0.9 to 1.0.

     2. AMENDMENT TO SECTION 7.13. Section 7.13 is hereby amended in its entirety to read as follows:

          7.13 DISTRIBUTIONS. Make or agree to make any Distribution (other than a Distribution of a Subsidiary of the Company to the Company) in any fiscal year of the Company if a Default or Unmatured Default exists at the time of such Distribution or, after giving effect to any such Distribution, a Default or Unmatured Default would occur.

     3. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          (a) A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement, and (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement.

          (b) A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.

     4. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     5. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     6. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

     7. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     8. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     9. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     EXECUTED as of the date first above written.

                                HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                                By: /s/ J. M. Haggar, III
                                    -----------------------
                                    J. M. Haggar, III
                                    Chief Executive Officer



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                HAGGAR CORP., a Nevada corporation


                                By: /s/ J. M. Haggar, III
                                    ------------------------
                                    J. M. Haggar, III
                                    Chief Executive Officer



                                TEXAS COMMERCE BANK National Association, successor by merger to Texas Commerce Bank, National Association, Individually, as the Agent


                                By: /s/ Mae Kantipong
                                    ------------------------
                                    Mae Kantipong
                                    Vice President



                                NATIONSBANK OF TEXAS, N.A.


                                By: /s/ Sharon Ellis
                                    ------------------------
                                    Sharon Ellis
                                    Vice President



                                COMERICA BANK - TEXAS


                                By: /s/ G. Christopher Jones
                                    ------------------------
                                    G. Christopher Jones
                                    Senior Vice President



                                NBD BANK


                                By: /s/ Jenny A. Gilpin
                                    ------------------------
                                    Jenny A. Gilpin
                                    Vice President



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                DALLAS OFFICE


                                By: /s/ John M. Mearns
                                    -------------------------
                                    John M. Mearns
                                    Vice President/Manager



                                BANK OF SCOTLAND


                                By: /s/ Annie Chin-Tac
                                    -------------------------
                                    Annie Chin-Tac
                                    Vice President



                                NATIONAL CITY BANK, KENTUCKY,
                                f/k/a First National Bank of Louisville


                                By: /s/ Donald R. Pullen, Jr.
                                    -------------------------
                                    Donald R. Pullen, Jr.
                                    Vice President



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                          Page 5

                                CONSENT OF HAGGAR


Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty, (c) agrees that the Parent Guaranty is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


                                HAGGAR CORP.,
                                a Nevada corporation


                                By: /s/ J.M  Haggar, III
                                    -----------------------
                                    J.M  Haggar, III
                                    Chief Executive Officer


                                Dated as of June 30, 1997.



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                        CONSENT OF DOMESTIC SUBSIDIARIES

Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


                                BOWIE MANUFACTURING COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                CORSICANA COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                DALLAS PANT MANUFACTURING COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                GREENVILLE PANT MANUFACTURING
                                COMPANY, a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                MCKINNEY PANT MANUFACTURING COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                OLNEY MANUFACTURING COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                WAXAHACHIE GARMENT COMPANY,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                LA ROMANA MANUFACTURING CORPORATION, a
                                Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                HAGGAR SERVICES, INC.,
                                a Texas corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
                                a Texas corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                DUNCAN MANUFACTURING COMPANY,
                                an Oklahoma corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                                WESLACO CUTTING, INC.,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                WESLACO SEWING, INC.,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer



                                HAGGAR DIRECT, INC.,
                                a Nevada corporation


                                By: /s/ J.M. Haggar, III
                                    --------------------------------
                                    J.M. Haggar, III
                                    Chairman/Chief Executive Officer

                                Dated as of June 30, 1997.



SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                         Page 10